Exhibit 99.1

Confidential

News Release

FOR IMMEDIATE RELEASE

Merck Media Contacts:	Patrick Ryan (973) 275-7075 Melissa Moody (215) 407-3536	Merck Investor Contacts:	Peter Dannenbaum (908) 740-1037 Steven Graziano (908) 740-6582

Acceleron Media Contact:	Matt Fearer (617) 301-9557	Acceleron Investor Contacts:	Todd James (617) 649-9393 Jamie Bernard, IRC (617) 301-9650

Merck to Acquire Acceleron Pharma Inc.

Acquisition Complements and Strengthens Merck’s Cardiovascular Pipeline

Sotatercept is a Potentially First-In-Class Therapy in Phase 3 Development for the Treatment of Pulmonary Arterial Hypertension

REBLOZYL® (luspatercept-aamt) is a First-In-Class Erythroid Maturation Recombinant Fusion Protein Approved for the Treatment of Anemia in Certain Rare Blood Disorders

Merck to Host Investor Call at 8 a.m. ET Today

KENILWORTH, N.J. & CAMBRIDGE, Mass., September 30, 2021—Merck (NYSE: MRK), known as MSD outside the United States and Canada, and Acceleron Pharma Inc. (Nasdaq: XLRN), a publicly traded biopharmaceutical company, today announced that the companies have entered into a definitive agreement under which Merck, through a subsidiary, will acquire Acceleron for $180 per share in cash for an approximate total equity value of $11.5 billion.

Acceleron is focused on harnessing the power of the transforming growth factor (TGF)-beta superfamily of proteins that is known to play a central role in the regulation of cell growth, differentiation and repair. Acceleron’s lead therapeutic candidate, sotatercept, has a novel mechanism of action with the potential to improve short-term and/or long-term clinical outcomes in patients with pulmonary arterial hypertension (PAH), a progressive and life-threatening blood vessel disorder. Sotatercept is in Phase 3 trials as add-on to current standard of care for the treatment of PAH.

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“Strategic business development is a top priority for Merck as we look to drive sustainable growth and further bolster and balance our pipeline with breakthrough science,” said Rob Davis, chief executive officer and president, Merck. “Acceleron’s innovative research has yielded an exciting late-stage candidate that complements and strengthens our growing cardiovascular portfolio and pipeline and holds the potential to build upon Merck’s proud legacy in cardiovascular disease.”

In addition to sotatercept, Acceleron’s portfolio includes REBLOZYL® (luspatercept-aamt), a first-in-class erythroid maturation recombinant fusion protein approved in the United States, Europe, Canada and Australia for the treatment of anemia in certain rare blood disorders. REBLOZYL is being developed and commercialized through a global collaboration with Bristol Myers Squibb.

“This agreement with Merck represents the culmination of decades of work by Acceleron researchers successfully leveraging our company’s deep scientific expertise in the biology of the TGF-beta superfamily and driven by an unwavering dedication to delivering life-changing medicines for patients,” said Habib Dable, chief executive officer and president, Acceleron. “We believe Merck is well-positioned to apply its industry-leading clinical and commercial capabilities to harness the potential of sotatercept as we join together to help make an impact on cardiopulmonary disease for the benefit of patients.”

Under the terms of the acquisition agreement, Merck, through a subsidiary, will initiate a tender offer to acquire all outstanding shares of Acceleron. The closing of the tender offer will be subject to certain conditions, including the tender of shares representing at least a majority of the total number of Acceleron’s outstanding shares, receipt of applicable regulatory approvals, and other customary conditions. Upon the successful completion of the tender offer, Merck’s acquisition subsidiary will be merged into Acceleron, and any remaining shares of common stock of Acceleron will be canceled and converted into the right to receive the same $180 per share price payable in the tender offer. The transaction is expected to close in the fourth quarter of 2021.

Merck Investor Call

Investors, journalists and the general public may access a live audio webcast of the call today at 8:00 a.m. EDT on Merck’s website at https://investors.merck.com/events-and-presentations/default.aspx. Institutional investors and analysts can participate in the call by dialing (833) 353-0277 or (469) 886-1947 and using ID code number 8698516. Members of the media are invited to monitor the call by dialing (833) 353-0277 or (469) 886-1947 and using ID code number 8698516. Journalists who wish to ask questions are requested to contact a member of Merck’s Media Relations team at the conclusion of the call.

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About Sotatercept

Sotatercept is an investigational reverse-remodeling agent proposed to rebalance TGF-beta superfamily signaling. In preclinical models of PAH, sotatercept reversed pulmonary arterial wall and right ventricular remodeling that are hallmarks of the disease. A Phase 2 trial (PULSAR) evaluating sotatercept in combination with approved PAH-specific medicines in patients with PAH met its primary endpoint of improvement in pulmonary vascular resistance. The study results were published in the New England Journal of Medicine. Sotatercept is being studied in multiple Phase 3 trials for the treatment of certain patients with PAH as well as a Phase 2 trial in patients with combined post- and pre-capillary pulmonary hypertension in heart failure with preserved ejection fraction.

The United States Food and Drug Administration (FDA) has granted Orphan Drug and Breakthrough Therapy designations and the European Commission and European Medicines Agency (EMA) have granted Orphan and Priority Medicines (PRIME) designations, respectively, for sotatercept for the treatment of PAH.

About REBLOZYL

Acceleron’s REBLOZYL (luspatercept-aamt) is the first and only erythroid maturation agent approved in the United States, Europe, Canada and Australia for the treatment of anemia in certain rare blood disorders. REBLOZYL is being developed as part of a global collaboration with Bristol Myers Squibb. Ongoing Phase 3 trials are evaluating luspatercept for the treatment of anemia in patient populations of myelodysplastic syndromes, beta-thalassemia, and myelofibrosis.

Credit Suisse Securities (USA) LLC and Goldman Sachs & Co. LLC acted as financial advisors to Merck in this transaction and Covington & Burling LLP and Gibson, Dunn & Crutcher LLP as its legal advisors. Centerview Partners LLC and J.P. Morgan Securities LLC were financial advisors to Acceleron and Ropes & Gray LLP its legal advisor.

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About Merck

For over 130 years, Merck, known as MSD outside of the United States and Canada, has been inventing for life, bringing forward medicines and vaccines for many of the world’s most challenging diseases in pursuit of our mission to save and improve lives. We demonstrate our commitment to patients and population health by increasing access to health care through far-reaching policies, programs and partnerships. Today, Merck continues to be at the forefront of research to prevent and treat diseases that threaten people and animals – including cancer, infectious diseases such as HIV and Ebola, and emerging animal diseases – as we aspire to be the premier research-intensive biopharmaceutical company in the world. For more information, visit www.merck.com and connect with us on Twitter, Facebook, Instagram, YouTube and LinkedIn.

About Acceleron

Acceleron is a biopharmaceutical company dedicated to the discovery, development, and commercialization of therapeutics to treat serious and rare diseases. Acceleron’s leadership in the understanding of TGF-beta superfamily biology and protein engineering generates innovative compounds that engage the body's ability to regulate cellular growth and repair.

Acceleron focuses its research, development, and commercialization efforts in pulmonary and hematologic diseases. In pulmonary, Acceleron is developing sotatercept for the treatment of pulmonary hypertension (PH). Following positive PULSAR Phase 2 results, Acceleron is executing on its Phase 3 development plan to support its long-term vision of establishing sotatercept as a backbone key therapy for patients with PAH as an add-on to the current standard of care. Acceleron is also expanding the development of sotatercept into Group 2 PH, with the CADENCE Phase 2 trial expected to initiate this year. Acceleron has expanded its rare pulmonary disease pipeline and is investigating the potential of ACE-1334 in a Phase 1b/Phase 2 trial in systemic sclerosis-associated interstitial lung disease (SSc-ILD).

In hematology, REBLOZYL (luspatercept-aamt) is the first and only erythroid maturation agent approved in the United States, Europe, Canada and Australia for the treatment of anemia in certain blood disorders. REBLOZYL is part of a global collaboration partnership with Bristol Myers Squibb. The Companies co-promote REBLOZYL in the United States and are also developing luspatercept for the treatment of anemia in patient populations of myelodysplastic syndromes, beta-thalassemia and myelofibrosis.

For more information, please visit www.acceleronpharma.com. Follow Acceleron on Social Media: @AcceleronPharma and LinkedIn.

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Important Information About the Tender Offer

The tender offer described in this press release has not yet commenced. This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of Acceleron Pharma Inc. (Acceleron) or any other securities, nor is it a substitute for the tender offer materials described herein. At the time the planned tender offer is commenced, a tender offer statement on Schedule (TO), including an offer to purchase, a letter of transmittal and related documents, will be filed by Merck Sharp & Dohme Corp. (“Merck”) and Astros Merger Sub, Inc., a wholly-owned subsidiary of Merck, with the Securities and Exchange Commission (the “SEC”), and a solicitation/recommendation statement on Schedule 14D-9 will be filed by Acceleron with the SEC.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER MATERIALS CAREFULLY (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES.

Investors and security holders may obtain a free copy of the Offer to Purchase, the related Letter of Transmittal, certain other tender offer documents and the Solicitation/Recommendation Statement (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the Offer, which will be named in the tender offer statement. In addition, Merck and Acceleron file annual, quarterly and current reports and other information with the SEC, which are available to the public from commercial document-retrieval services and at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Merck may be obtained at no charge on Merck’s internet website at www.merck.com or by contacting Merck at 2000 Galloping Hill Road, Kenilworth, N.J. 07033 or (908) 423-1000. Copies of the documents filed with the SEC by Acceleron may be obtained at no charge on Acceleron’s internet website at www.acceleronpharma.com or by contacting Acceleron at 128 Sidney Street, Cambridge, MA 02139 or (617) 649-9200.

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Forward-Looking Statement of Merck & Co., Inc., Kenilworth, N.J., USA

This news release of Merck & Co., Inc., Kenilworth, N.J., USA (the “company”) includes statements that are not statements of historical fact, or “forward-looking statements,” including with respect to the company’s proposed acquisition of Acceleron. Such forward-looking statements include, but are not limited to, the ability of the company and Acceleron to complete the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions to the consummation of the offer contemplated thereby and the other conditions set forth in the merger agreement, statements about the expected timetable for completing the transaction, the company’s and Acceleron’s beliefs and expectations and statements about the benefits sought to be achieved in the company’s proposed acquisition of Acceleron, the potential effects of the acquisition on both the company and Acceleron, the possibility of any termination of the merger agreement, as well as the expected benefits and success of Acceleron’s product candidates. These statements are based upon the current beliefs and expectations of the company’s management and are subject to significant risks and uncertainties. There can be no guarantees that the conditions to the closing of the proposed transaction will be satisfied on the expected timetable or at all, with respect to pipeline products that the products will receive the necessary regulatory approvals or that they will prove to be commercially successful. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include but are not limited to, uncertainties as to the timing of the offer and the subsequent merger; uncertainties as to how many of Acceleron’s stockholders will tender their shares in the offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the merger and the offer contemplated thereby may not be satisfied or waived; the effects of disruption from the transactions contemplated by the merger agreement and the impact of the announcement and pendency of the transactions on Acceleron’s business; the risk that stockholder litigation in connection with the offer or the merger may result in significant costs of defense, indemnification and liability; general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of the global outbreak of novel coronavirus disease (COVID-19); the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; the company’s ability to accurately predict future market conditions; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; dependence on the effectiveness of the company’s patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions.

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The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the company’s 2020 Annual Report on Form 10-K and the company’s other filings with the Securities and Exchange Commission (SEC) available at the SEC’s Internet site (www.sec.gov).

Forward-Looking Statement for Acceleron

This press release contains forward-looking statements about Acceleron Pharma Inc.’s (Acceleron) financial results. The words "anticipate," "believe," "could," "estimate," "expect," "goal," "intend," "may," "plan," "potential," "project," "should," "target," "will," "would," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Though Acceleron’s management believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risk and uncertainties, many of which are difficult to predict and go beyond the control of Acceleron, that could cause actual results to differ materially from those included in the forward-looking statements due to various factors, risks and uncertainties, including, but not limited to, risks related to (a) Acceleron’s and Merck’s inability to complete the acquisition on the proposed terms and the proposed timeline, due to factors such as regulatory approvals, the possibility that competing offers will be made and risks associated with executing business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized, (b) future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed acquisition, disruption from the proposed acquisition making it more difficult to conduct business as usual or to maintain relationships with customers, employees, manufacturers, suppliers or patient groups, and the possibility that, if the combined company does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, that the market price of Merck’s shares could decline, (c) the ability to grow sales and revenues from existing products and to develop, commercialize or market new products, (d) competition, (e) the uncertainties inherent in research and development, including future clinical data and analysis, regulatory obligations and oversight by regulatory authorities, such as the U.S. Food and Drug Administration, including decisions of such authorities regarding whether and when to approve any drug, device or biological application that may be filed for any product candidates as well as decisions regarding labelling and other matters that could affect the availability or commercial potential of any product candidates, (f) the absence of a guarantee that any product candidates, if approved, will be commercially successful, (g) the future approval and commercial success of therapeutic alternatives, (h) Acceleron’s intellectual property and any related pending or future litigation and the ultimate outcome of such litigation, (i) trends in exchange rates and prevailing interest rates, (j) volatile economic and market conditions, (k) preclinical testing of Acceleron’s compounds and data from clinical trials, including the risk that they may not be predictive of the results or success of other clinical trials, (l) regulatory approval of Acceleron’s compounds, and the risk that approval in one indication or country may not be predictive of approval in another indication or country, (m) the development of Acceleron’s compounds, and the risk that it may take longer and/or cost more than planned or accelerate faster than currently expected, (n) Acceleron’s or its collaboration partner, Bristol Myers Squibb’s (“BMS”), inability to successfully complete the clinical development of Acceleron’s compounds, or that Acceleron or BMS may be delayed in initiating, enrolling or completing any clinical trials, and that Acceleron’s compounds may not receive regulatory approval or become commercially successful products and (o) the impact that COVID-19 will have on Acceleron and its respective customers, suppliers, vendors, and other business partners, and the financial condition of any one of them, as well as on Acceleron’s employees and on the global economy as a whole. Any material effect of COVID-19 on any of the foregoing could also adversely impact Acceleron. This situation is changing rapidly and additional impacts may arise of which Acceleron is not currently aware and may exacerbate other previously identified risks. While the list of factors presented here is representative, no list should be considered a statement of all potential risks, uncertainties or assumptions that could have a material adverse effect on the companies’ consolidated financial condition or results of operations. The foregoing factors should be read in conjunction with the risks and uncertainties identified under the heading “Risk Factors” included in Acceleron’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2020, quarterly reports on Form 10-Q, current reports on Form 8-K and other filings that Acceleron has made and may make with the SEC in the future. The forward-looking statements contained in this press release are based on management's current views, plans, estimates, assumptions, and projections with respect to future events, and Acceleron does not undertake and specifically disclaims any obligation to update any forward-looking statements.

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